                                                                  Exhibit 10.19


Transformation Processing Inc.                                  DEMAND NOTE
2121 Argentia Road, Suite 200
Mississauga, Ontario L5N 2X4
Tel: (905)812-7907
Fax: (905)812-7920
                                                                July 31, 1997

                                                                $ 21,996.15

ON DEMAND, I promise to pay to the order of Transformation Processing Inc.
the sum of Twenty-one thousand, nine hundred and ninety-six---------15/100 Dollars and to pay interest monthly at a rate of 4 per cent (4%) per annum, up to and after maturity and until actual payment at the offices of Transformation Processing Inc. here. At the date of this note such prime rate per annum is 4.75 percent.


Value Received.                                          VLADIMIR STEPANOFF


PRIME RATE: The variable interest rate per annum posted by the Royal Bank of Canada from time to time which is used to determine the interest rate on loans in Canadian dollars made in Canada.


                                                    /s/ Vladimir Stepanoff
                                                    ----------------------------
                                                             Signature


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Transformation Processing Inc.                              DEMAND NOTE
2121 Argentia Road, Suite 200
Mississauga, Ontario L5N 2X4
Tel: (905)812-7907
Fax: (905)812-7920




                                                            July 31, 1997

                                                               $52,172.45

ON DEMAND, I promise to pay to the order Transformation Processing Inc. the sum of Fifty-two thousand, one hundred and seventy-two--45/100 Dollars and to pay interest monthly at a rate of 4 per cent (4%) per annum, up to and after maturity and until actual payment at the offices of Transformation Processing Inc. At the date of this note the prime rate per annum is 4.75 percent.



Value Received.

PRIME RATE: The variable interest rate per annum posted by the Royal Bank of Canada from time to time which is used to determine the interest rate in loans in Canadian dollars made in Canada.





                                                      Gary G. McCann
                                                   ---------------------
                                                        Signature
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Transformation Processing Inc.                                 DEMAND NOTE
2121 Argentia Road, Suite 200
Mississauga, Ontario L5N 2X4
Tel: (905)812-7907
Fax: (905)812-7920




                                                               July 31, 1997

                                                                 $ 84,764.46



ON DEMAND, I promise to pay to the order of Transformation Processing Inc. the sum of Eighty-four thousand, seven hundred and sixty four-------46/100 Dollars and to pay interest monthly at a rate of 2 per cent per annum, up to and after maturity and until actual payment at the offices of Transformation Processing Inc. here. At the date of this note such prime rate per annum is
4.75 percent.





Value Received.


PRIME RATE: The variable interest rate per annum posted by the Royal Bank of Canada from time to time which is used to determine the interest rate on loans in Canadian dollars made in Canada.





                                                          Paul G. Mighton
                                                        -------------------
                                                             Signature